UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2015

Date of reporting period :	December 1, 2014 — November 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PGDEX

# Putnam Global Dividend Fund

## Annual report
11|30|15

A world of investing.®

Putnam INVESTMENTS

4¢
10 CENTS
THREE CENTS
U.S. POSTAGE 3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Global Dividend
Fund

Annual report
11 | 30 | 15

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Important notice regarding Putnam’s privacy policy	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	48

About the Trustees	50

Officers	52

Consider these risks before investing: Stock prices may fall or fail to rise over time for several reasons, including both general financial market conditions and factors related to a specific company or industry. Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. There are no guarantees that a company will continue to pay dividends. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that the U.S. Federal Reserve has raised interest rates, some degree of uncertainty has lifted. Recent volatility in the markets, however, tells us that the way forward in 2016 will not likely be a straight ascending path.

There are divergent economic conditions around the world. Oil prices continue to drop, putting pressure on the energy sector while helping consumers. U.S. growth appears stable but modest, and Europe continues to be in stimulative mode as it tries to accelerate its recovery. On the other hand, China is decelerating, as emerging markets that are tied to its fortune have experienced losses. Still, these markets may present potential opportunities.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended November 30, 2015, as well as an outlook for the coming months.

With a new year beginning, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

2	Global Dividend Fund

Interview with your fund’s portfolio manager

Darren, could you tell us about the investing environment for the 12-month reporting period ended November 30, 2015?

U.S. stocks delivered modest positive returns, non-U.S. stocks declined slightly, and market conditions overall changed considerably over the course of the period. When the fiscal year began in December 2014, U.S. stocks declined sharply, then quickly staged a rebound and surged to new record highs as the month — and the year — came to a close. Performance of stocks in non-U.S. markets was not as strong for 2014. In the early months of 2015, the U.S. market remained choppy, but stocks managed to post gains. In March, the bull market for U.S. stocks marked its sixth anniversary, and at the close of June 2015, stocks posted their tenth consecutive quarterly gain, as measured by the S&P 500 Index.

In my view, the biggest surprise in the first half of calendar year 2015 was the lack of significant market volatility. Stock performance was relatively flat, despite several issues that weighed on investors’ minds, including collapsing oil prices, a strengthening U.S. dollar, a debt crisis in Greece, and a weaker outlook for earnings growth for U.S. businesses. The relative calm in the markets came to a sudden halt in August, when stocks across global markets plunged and, for the first time since 2011, major U.S. stock indexes experienced a correction, defined as a decline of 10% or more from a recent high.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/15. See pages 2 and 8–10 for additional fund performance information. Index descriptions can be found on page 13.

Global Dividend Fund	3

The turbulence was triggered in large part by an unexpected move by the People’s Bank of China to devalue China’s currency. While stocks recovered from their August lows, returns for the reporting period overall were quite low compared with the 12-month period ended November 30, 2014.

How did the fund perform for the 12-month reporting period?

The fund posted a return of –3.71% for the period, underperforming its benchmark, the MSCI World Index [ND], which returned –0.72%. However, the fund’s return was better than the average of –4.05% for funds in its Lipper peer group, Global Equity Income Funds. It is worth noting that this was a particularly difficult period for dividend-paying stocks, most of which struggled in an environment of fluctuating global interest rates. In addition, value stocks — the focus of this fund — underperformed growth stocks by a considerable margin. While the Russell 1000 Value Index declined by 1.11%, the Russell 1000 Growth Index gained 6.12% for the 12-month period ended November 30, 2015.

Can you provide some examples of stocks that detracted from fund performance for the fiscal year?

One of the weakest performing sectors for the period was utilities, and the top detractor from fund performance was TerraForm Power, a U.S.-based clean-power generation company that specializes primarily in solar energy. Across world financial markets throughout the period, a dominant theme was the sharp decline and continued volatility in oil prices. Declining energy prices — for both oil and natural gas — took a toll on TerraForm’s profitability. When oil and natural gas are very inexpensive, the attractiveness of renewable power, such as solar, declines dramatically. While we believe solar power remains a viable business model, we sold the fund’s position in TerraForm in favor

Allocations are shown as a percentage of the fund’s net assets as of 11/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

4	Global Dividend Fund

of holdings that, in our view, had a more attractive risk/reward profile.

Two other companies feeling the pain of collapsing energy prices were Hi-Crush Partners and Plains All American Pipeline, which were among the top detractors from fund performance. Hi-Crush supplies sand for fracking, the hydraulic process for extracting oil and natural gas from wells. Prior to the plunge in oil prices, this stock was among the fund’s top 10 performers. However, when oil prices plummeted by 50% from June to December 2014, it dealt a blow to companies like Hi-Crush and Plains All American Pipeline, which provide supplies and services to energy companies. By the close of the period, Hi-Crush had been sold from the fund’s portfolio.

Another disappointment for the period was the fund’s investment in Delta Lloyd, a Netherlands-based life insurance provider. The stock was pressured considerably as investors worried about the company’s ability to meet the requirements of Solvency II, the European Union’s new risk capital rules that go into effect in January 2016.

What were some stocks that contributed to returns versus the benchmark?

The top contributor to fund performance for the period was Veolia Environnement, a France-based provider of environmental management services, including waste management and drinking water treatment and distribution. We chose this stock for the portfolio because of its solid dividend yield, the company’s strong cash-flow generation,

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/15. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Global Dividend Fund	5

and the management team’s commitment to cost restructuring, which has been quite successful.

The second-strongest contributor to relative performance was Skyworth Digital Holdings, a China-based investment holding company involved in the manufacturing and selling of consumer electronics. The company, which specializes in LED and digital “smart TVs,” profited from strong demand from Chinese consumers seeking to upgrade their televisions. Skyworth stock also benefited from the Shanghai-Hong Kong Stock Connect program, which loosened restrictions and opened up trading between the Shanghai and Hong Kong stock exchanges, boosting performance of many stocks on both exchanges. By the close of the period, Skyworth was sold from the portfolio.

Another highlight from the period was Persimmon, a United Kingdom-based homebuilder. A number of trends have helped this stock outperform, including an improving U.K. housing market. Home prices there have been on a steady march upward after being hit hard in the global financial crisis. The pent-up demand for housing, as well as improved access to financing for home buyers, have been beneficial for Persimmon’s profitability.

What role did derivatives play in the portfolio?

Although derivative investments were not a significant part of the portfolio, they did affect performance during the period. Specifically, forward currency contracts, which were used to hedge foreign exchange risk.

As the fund begins a new fiscal year, what is your outlook?

Over the past several quarters, I have believed that a U.S. stock market correction was due, and perhaps was necessary for a market that may have been overvalued. For the first time

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Global Dividend Fund

in years, we saw steep declines and turbulence for U.S. stocks, and I believe volatility may be here for a while.

I believe the downturn was a healthy development, especially from my perspective as a value investor. We have been finding that the spread between the most expensive and the cheapest stocks has widened. In our view, this presents many more opportunities for investors like us who rely on fundamental research to find opportunities.

For world stock markets, I believe the dominant theme as we head into 2016 will be divergent monetary policies from governments and central banks. Until recently, most regions were working to stimulate their economies and bring liquidity into their systems. Now, however, regions are beginning to move in different directions. In the United States, for example, the Federal Reserve’s quantitative easing program ended, and the Fed raised short-term interest rates just after the close of the fund’s fiscal year. While the U.S. Fed is tightening, governments in Europe and Japan have been becoming more aggressive in their easing policies. This divergence could lead to some disruption in global financial markets.

Thank you, Darren, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

IN THE NEWS

Global merger-and-acquisition (M&A) activity has rocketed to record levels. On November 2, 2015, the $3.93 trillion record set in 2007 was broken, as year-to-date M&A tracked by Dealogic moved higher on the back of Visa’s plans to buy Visa Europe for $23 billion. The historically high level of activity has been driven by increasingly larger deals. Citing S&P Capital IQ, Business Insider pointed out in April that 7 of the 10 biggest M&A transactions in the wake of the 2008 financial crisis had all been announced within the previous 16 months. We believe a key question for investors is whether high M&A levels are good or bad for markets. From one perspective, fewer industry players may appear likely to reduce healthy market competition and dynamism. On the other hand, bargaining and pricing power that come with larger economies of scale could benefit consumers in every sector — from health care and technology to energy and consumer staples.

Global Dividend Fund	7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	17.55%	10.79%	15.18%	12.18%	15.25%	15.25%	15.97%	11.91%	18.44%
Annual average	6.17	3.87	5.38	4.35	5.40	5.40	5.64	4.26	6.47

1 year	–3.71	–9.24	–4.42	–8.97	–4.34	–5.25	–4.12	–7.48	–3.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 11/30/15

		Lipper Global Equity Income
	MSCI World Index (ND)	Funds category average*

Life of fund	24.98%	14.50%
Annual average	8.61	5.08

1 year	–0.72	–4.05

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 11/30/15, there were 159 and 137 funds, respectively, in this Lipper category.

8	Global Dividend Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,518 ($11,218 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $11,525, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,191. A $10,000 investment in the fund’s class Y shares would have been valued at $11,844.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	16.26%	9.58%	13.83%	10.83%	13.88%	13.88%	14.69%	10.67%	17.12%
Annual average	5.56	3.34	4.76	3.76	4.78	4.78	5.04	3.71	5.84

1 year	–2.53	–8.13	–3.29	–7.96	–3.24	–4.18	–2.96	–6.35	–2.28

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Global Dividend Fund	9

Fund price and distribution information For the 12-month period ended 11/30/15

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	4		4	4	4		4

Income	$0.255941		$0.175941	$0.175941	$0.199941		$0.283941

Capital gains

Long-term gains	0.104312		0.104312	0.104312	0.104312		0.104312

Short-term gains	0.277747		0.277747	0.277747	0.277747		0.277747

Total	$0.638000		$0.558000	$0.558000	$0.582000		$0.666000

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

11/30/14	$11.81	$12.53	$11.75	$11.73	$11.76	$12.19	$11.82

11/30/15	10.75	11.41	10.69	10.68	10.71	11.10	10.77

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate[1]	2.53%	2.38%	1.72%	1.72%	2.02%	1.95%	2.79%

Current 30-day SEC yield
(with expense limitation)[2,3]	N/A	2.35	1.76	1.77	N/A	1.94	2.74

Current 30-day SEC yield
(without expense limitation)[3]	N/A	1.79	1.17	1.17	N/A	1.36	2.15

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10	Global Dividend Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended
11/30/14*†	1.33%	2.08%	2.08%	1.83%	1.08%

Total annual operating expenses for the fiscal
year ended 11/30/14†	2.04%	2.79%	2.79%	2.54%	1.79%

Annualized expense ratio for the six-month
period ended 11/30/15‡§	1.27%	2.02%	2.02%	1.77%	1.02%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/16.

† Other expenses are restated to reflect current fees.

‡ Includes a decrease of 0.06% from annualizing the performance fee adjustment for the six months ended 11/30/15.

§ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/15 to 11/30/15. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.16	$9.77	$9.78	$8.57	$4.95

Ending value (after expenses)	$933.50	$930.30	$930.50	$931.00	$935.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Dividend Fund	11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/15, use the following calculation method. To find the value of your investment on 6/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.43	$10.20	$10.20	$8.95	$5.16

Ending value (after expenses)	$1,018.70	$1,014.94	$1,014.94	$1,016.19	$1,019.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12	Global Dividend Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Global Dividend Fund	13

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2015, Putnam employees had approximately $500,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Global Dividend Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Global Dividend Fund	15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

16	Global Dividend Fund

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations.

Global Dividend Fund	17

These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2014. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 1.15% of its average net assets through at least March 30, 2017. During its fiscal year ending in 2014, your fund’s expenses were sufficiently low that this limitation was not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

18	Global Dividend Fund

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment

Global Dividend Fund	19

benchmarks. In the case of your fund, which commenced operations on March 18, 2013, the Trustees considered that its class A share cumulative total return performance at net asset value was in the first quartile of its Lipper peer group (Lipper Global Equity Income Funds) for the one-year period ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over the one-year period ended December 31, 2014, there were 141 funds in your fund’s Lipper peer group. Because your fund commenced operations on March 18, 2013, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20	Global Dividend Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Dividend Fund	21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Global Dividend Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from March 18, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Dividend Fund as of November 30, 2015, the results of its operations for the year ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period from March 18, 2013 (commencement of operations) through November 30, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 8, 2016

22	Global Dividend Fund

The fund’s portfolio 11/30/15

COMMON STOCKS (92.7%)*	Shares	Value

Aerospace and defense (2.2%)
BAE Systems PLC (United Kingdom)	18,489	$143,826

TransDigm Group, Inc. †	559	131,158

United Technologies Corp.	966	92,784

		367,768
Airlines (0.7%)
Japan Airlines Co., Ltd. (Japan)	3,200	109,555

		109,555
Automobiles (2.0%)
Daimler AG (Registered Shares) (Germany)	1,528	136,789

General Motors Co.	2,900	104,980

Nissan Motor Co., Ltd. (Japan)	8,300	88,729

		330,498
Banks (5.0%)
Bank of Nova Scotia (The) (Canada)	1,775	80,931

Bank of Queensland, Ltd. (Australia)	18,185	180,143

Commonwealth Bank of Australia (Australia)	943	54,025

JPMorgan Chase & Co.	3,348	223,245

Natixis SA (France)	13,152	79,762

Swedbank AB Class A (Sweden)	5,397	119,551

Wells Fargo & Co.	1,718	94,662

		832,319
Beverages (5.0%)
Anheuser-Busch InBev SA/NV (Belgium)	1,523	196,233

Coca-Cola Co. (The)	4,018	171,247

Coca-Cola Enterprises, Inc.	2,685	135,056

Dr. Pepper Snapple Group, Inc.	1,763	158,229

PepsiCo, Inc.	1,718	172,075

		832,840
Biotechnology (1.3%)
AbbVie, Inc.	3,614	210,154

		210,154
Capital markets (2.2%)
AllianceBernstein Holding LP (Partnership shares)	5,395	132,178

Carlyle Group LP (The)	4,112	74,139

KKR & Co. LP	9,294	157,162

		363,479
Chemicals (1.2%)
BASF SE (Germany)	692	57,277

Dow Chemical Co. (The)	1,732	90,289

OCI Partners LP	5,264	42,691

		190,257
Commercial services and supplies (0.2%)
Edenred (France)	1,775	36,786

		36,786
Communications equipment (1.3%)
Cisco Systems, Inc.	3,614	98,482

Telefonaktiebolaget LM Ericsson (Sweden)	11,234	109,419

		207,901
Construction and engineering (0.6%)
ACS Actividades de Construccion y Servicios SA (Spain)	2,831	92,335

		92,335

Global Dividend Fund	23

COMMON STOCKS (92.7%)* cont.	Shares	Value

Diversified financial services (0.6%)
Challenger, Ltd. (Australia)	15,492	$94,767

		94,767
Diversified telecommunication services (4.2%)
AT&T, Inc.	4,155	139,899

BCE, Inc. (Canada)	3,386	145,739

CenturyLink, Inc.	1,657	44,623

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,600	96,627

Spark New Zealand, Ltd. (New Zealand)	55,863	122,738

Verizon Communications, Inc.	3,334	151,530

		701,156
Electric utilities (3.0%)
Duke Energy Corp.	1,078	73,045

Exelon Corp.	5,582	152,444

FirstEnergy Corp.	2,343	73,547

NextEra Energy, Inc.	966	96,465

SSE PLC (United Kingdom)	4,825	104,208

		499,709
Electronic equipment, instruments, and components (0.5%)
Synnex Technology International Corp. (Taiwan)	79,000	76,408

		76,408
Energy equipment and services (0.5%)
Aker Solutions ASA 144A (Norway)	8,162	35,210

Transocean, Ltd. (Switzerland)	3,392	48,959

		84,169
Food and staples retail (0.4%)
Wesfarmers, Ltd. (Australia)	2,256	62,277

		62,277
Food products (3.6%)
Kraft Heinz Co. (The)	511	37,656

Nestle SA (Switzerland)	2,901	215,281

Orkla ASA (Norway)	20,475	166,334

Pinnacle Foods, Inc.	4,165	181,344

		600,615
Hotels, restaurants, and leisure (2.0%)
McDonald’s Corp.	395	45,093

OPAP SA (Greece)	11,648	78,763

SJM Holdings, Ltd. (Hong Kong)	55,000	40,679

TUI AG (Germany)	9,967	165,424

		329,959
Household durables (1.1%)
Persimmon PLC (United Kingdom)	6,490	187,183

		187,183
Household products (1.2%)
Kimberly-Clark Corp.	1,721	205,057

		205,057
Independent power and renewable electricity producers (1.2%)
Abengoa Yield PLC (Spain)	4,734	68,548

Calpine Corp. †	4,601	68,003

NextEra Energy Partners LP	2,438	63,047

		199,598
Industrial conglomerates (1.7%)
General Electric Co.	4,397	131,646

Siemens AG (Germany)	1,433	148,587

		280,233

24	Global Dividend Fund

COMMON STOCKS (92.7%)* cont.	Shares	Value

Insurance (3.1%)
Admiral Group PLC (United Kingdom)	3,359	$82,006

Allianz SE (Germany)	709	125,586

Delta Lloyd NV (Netherlands)	6,575	47,336

SCOR SE (France)	2,264	88,792

Zurich Insurance Group AG (Switzerland)	621	163,512

		507,232
Leisure products (0.4%)
Hasbro, Inc.	1,010	73,821

		73,821
Media (1.9%)
Comcast Corp. Class A	2,593	157,810

Liberty Global PLC Ser. A (United Kingdom) †	597	25,319

Liberty Global PLC Ser. C (United Kingdom) †	1,537	63,017

RTL Group SA (Belgium)	692	60,684

Vivendi SA (France)	592	12,466

		319,296
Multi-utilities (1.7%)
Ameren Corp.	1,931	84,501

Veolia Environnement SA (France)	8,381	200,919

		285,420
Multiline retail (0.1%)
Myer Holdings, Ltd. (Australia)	28,532	22,859

		22,859
Oil, gas, and consumable fuels (9.9%)
Chevron Corp.	1,477	134,880

ENI SpA (Italy)	5,113	83,301

Exxon Mobil Corp.	5,416	442,267

Gaztransport Et Technigaz SA (France)	3,063	147,749

MarkWest Energy Partners LP	1,610	77,280

Origin Energy, Ltd. (Australia)	5,211	21,212

Plains All American Pipeline LP	2,255	55,879

Royal Dutch Shell PLC Class A (United Kingdom)	8,312	205,682

Scorpio Tankers, Inc.	20,963	181,330

Total SA (France)	5,806	288,313

		1,637,893
Personal products (0.6%)
Asaleo Care, Ltd. (Australia)	75,851	91,306

		91,306
Pharmaceuticals (9.9%)
AstraZeneca PLC (United Kingdom)	4,071	276,063

Bristol-Myers Squibb Co.	2,470	165,515

Eli Lilly & Co.	3,318	272,209

GlaxoSmithKline PLC (United Kingdom)	6,220	126,982

Johnson & Johnson	1,753	177,474

Merck & Co., Inc.	1,750	92,768

Pfizer, Inc.	8,272	271,073

Sanofi (France)	1,422	126,774

Takeda Pharmaceutical Co., Ltd. (Japan)	2,700	131,342

		1,640,200

Global Dividend Fund	25

COMMON STOCKS (92.7%)* cont.	Shares	Value

Real estate investment trusts (REITs) (5.7%)
Blackstone Mortgage Trust, Inc. Class A	2,900	$83,810

Boston Properties, Inc.	1,073	134,114

Care Capital Properties, Inc.	254	8,039

CYS Investments, Inc.	4,763	36,104

Equity Lifestyle Properties, Inc.	2,040	127,255

Federal Realty Investment Trust	944	138,315

Gaming and Leisure Properties, Inc.	4,834	131,436

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,873	67,623

Healthcare Trust of America, Inc. Class A	1,303	34,021

Japan Hotel REIT Investment Corp (Japan)	134	97,703

MFA Financial, Inc.	5,540	38,669

Ventas, Inc.	1,019	54,353

		951,442
Real estate management and development (0.7%)
Nexity SA (France)	2,626	112,076

		112,076
Semiconductors and semiconductor equipment (3.0%)
Intel Corp.	8,356	290,538

Maxim Integrated Products, Inc.	3,329	129,065

Texas Instruments, Inc.	1,283	74,568

		494,171
Software (2.1%)
Microsoft Corp.	6,344	344,796

		344,796
Specialty retail (0.4%)
Gap, Inc. (The)	2,578	68,910

		68,910
Technology hardware, storage, and peripherals (3.6%)
Apple, Inc.	589	69,679

Canon, Inc. (Japan)	1,900	57,421

Casetek Holdings, Ltd. (Taiwan)	38,000	186,809

Lenovo Group, Ltd. (China)	188,000	198,429

Neopost SA (France)	1,186	30,951

Seagate Technology PLC	1,610	57,863

		601,152
Tobacco (5.2%)
Altria Group, Inc.	3,699	213,062

British American Tobacco PLC (United Kingdom)	2,680	156,126

Japan Tobacco, Inc. (Japan)	3,900	139,889

Philip Morris International, Inc.	3,933	343,705

		852,782
Trading companies and distributors (1.7%)
ITOCHU Corp. (Japan)	3,900	47,643

Marubeni Corp. (Japan)	13,900	77,075

Mitsui & Co., Ltd. (Japan)	9,400	115,399

Rexel SA (France)	2,768	37,917

		278,034
Wireless telecommunication services (1.0%)
Vodafone Group PLC (United Kingdom)	49,238	166,298

		166,298

Total common stocks (cost $15,275,048)		$15,342,711

26	Global Dividend Fund

WARRANTS (0.7%)*	Expiration	Strike
	date	price	Warrants	Value

Gree Electric Appliances, Inc. of Zhuhai
144A (China)	6/24/16	$0.00	39,200	$112,305

Total warrants (cost $147,449)				$112,305

CONVERTIBLE PREFERRED STOCKS (0.5%)*			Shares	Value

Alcoa, Inc. Ser. 1, $2.688 cv. pfd.			2,247	$72,747

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.			171	16,501

Total convertible preferred stocks (cost $128,254)				$89,248

SHORT-TERM INVESTMENTS (5.8%)*			Shares	Value

Putnam Short Term Investment Fund 0.16% L			963,589	$963,589

Total short-term investments (cost $963,589)				$963,589

TOTAL INVESTMENTS

Total investments (cost $16,514,340)				$16,507,853

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2014 through November 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $16,559,745.

† This security is non-income-producing.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $26,179 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	56.0%	Sweden	1.4%

United Kingdom	9.3	Canada	1.4

France	7.0	Norway	1.2

Japan	5.8	Spain	1.0

Germany	3.8	New Zealand	0.7

Australia	3.2	Italy	0.5

Switzerland	2.6	Greece	0.5

China	1.9	Netherlands	0.3

Taiwan	1.6	Hong Kong	0.2

Belgium	1.6	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

Global Dividend Fund	27

FORWARD CURRENCY CONTRACTS at 11/30/15 (aggregate face value $6,517,874)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	British Pound	Buy	12/16/15	$223,056	$227,397	$(4,341)

	British Pound	Sell	12/16/15	223,056	226,712	3,656

	Euro	Buy	12/16/15	94,807	101,634	(6,827)

	Euro	Sell	12/16/15	94,807	100,496	5,689

	Barclays Bank PLC
	Canadian Dollar	Buy	1/20/16	214,906	216,779	(1,873)

	Euro	Buy	12/16/15	83,709	90,259	(6,550)

	Euro	Sell	12/16/15	83,709	83,990	281

	Hong Kong Dollar	Buy	2/17/16	111,235	111,272	(37)

	Japanese Yen	Buy	2/17/16	332,305	336,984	(4,679)

	Citibank, N.A.
	Danish Krone	Buy	12/16/15	96,893	102,080	(5,187)

	Euro	Buy	12/16/15	34,985	37,492	(2,507)

	Euro	Sell	12/16/15	34,985	37,086	2,101

	Japanese Yen	Buy	2/17/16	78,377	80,045	(1,668)

	Swiss Franc	Buy	12/16/15	49,615	52,298	(2,683)

	Swiss Franc	Sell	12/16/15	49,615	52,553	2,938

	Credit Suisse International
	British Pound	Buy	12/16/15	86,301	87,987	(1,686)

	British Pound	Sell	12/16/15	86,301	87,705	1,404

	Euro	Buy	12/16/15	21,244	22,519	(1,275)

	Euro	Sell	12/16/15	21,244	22,769	1,525

	New Zealand Dollar	Sell	1/20/16	111,141	107,905	(3,236)

	Norwegian Krone	Buy	12/16/15	94,933	100,058	(5,125)

	Norwegian Krone	Sell	12/16/15	94,933	99,808	4,875

	Swedish Krona	Sell	12/16/15	50,803	52,789	1,986

	Swiss Franc	Buy	12/16/15	43,097	45,650	(2,553)

	Swiss Franc	Sell	12/16/15	43,096	45,421	2,325

	Deutsche Bank AG
	British Pound	Sell	12/16/15	276,072	280,392	4,320

	Euro	Sell	12/16/15	450,783	483,110	32,327

	Goldman Sachs International
	Australian Dollar	Sell	1/20/16	193,401	188,063	(5,338)

	Euro	Buy	12/16/15	250,177	258,528	(8,351)

	Euro	Sell	12/16/15	250,176	268,143	17,967

HSBC Bank USA, National Association
	British Pound	Buy	12/16/15	10,844	11,055	(211)

	British Pound	Sell	12/16/15	10,844	11,020	176

	Canadian Dollar	Buy	1/20/16	89,407	90,200	(793)

	Euro	Buy	12/16/15	180,102	190,913	(10,811)

	Euro	Sell	12/16/15	180,102	193,017	12,915

28	Global Dividend Fund

FORWARD CURRENCY CONTRACTS at 11/30/15 (aggregate face value $6,517,874) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.
	British Pound	Buy	12/16/15	$40,364	$41,029	$(665)

	British Pound	Sell	12/16/15	40,364	41,150	786

	Euro	Buy	12/16/15	45,977	48,739	(2,762)

	Euro	Sell	12/16/15	45,977	49,274	3,297

	Norwegian Krone	Sell	12/16/15	128,675	135,625	6,950

	Singapore Dollar	Buy	2/17/16	101,249	101,903	(654)

	Swedish Krona	Buy	12/16/15	6,963	7,224	(261)

	Swedish Krona	Sell	12/16/15	6,963	7,234	271

	Swiss Franc	Buy	12/16/15	75,978	80,546	(4,568)

State Street Bank and Trust Co.
	Australian Dollar	Buy	1/20/16	70,983	70,610	373

	British Pound	Buy	12/16/15	69,884	71,020	(1,136)

	British Pound	Sell	12/16/15	69,884	71,258	1,374

	Euro	Sell	12/16/15	50,098	51,319	1,221

	Israeli Shekel	Buy	1/20/16	27,453	27,078	375

	Japanese Yen	Buy	2/17/16	47,140	48,131	(991)

	Norwegian Krone	Sell	12/16/15	23,020	24,495	1,475

	Swedish Krona	Buy	12/16/15	29,124	30,266	(1,142)

	Swedish Krona	Sell	12/16/15	29,124	30,227	1,103

	Swiss Franc	Buy	12/16/15	87,652	92,884	(5,232)

UBS AG
	British Pound	Buy	12/16/15	263,872	268,157	(4,285)

	British Pound	Sell	12/16/15	263,872	268,997	5,125

	Euro	Buy	12/16/15	100,937	108,190	(7,253)

	Euro	Sell	12/16/15	100,937	106,986	6,049

WestPac Banking Corp.
	Euro	Buy	12/16/15	103,157	108,607	(5,450)

	Euro	Sell	12/16/15	103,157	107,497	4,340

	Japanese Yen	Buy	2/17/16	14,984	15,299	(315)

Total						$16,779

Global Dividend Fund	29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$1,180,259	$152,267	$—

Consumer staples	2,351,405	293,472	—

Energy	1,700,850	21,212	—

Financials	2,434,677	426,638	—

Health care	1,719,012	131,342	—

Industrials	815,039	349,672	—

Information technology	1,205,361	519,067	—

Materials	190,257	—	—

Telecommunication services	648,089	219,365	—

Utilities	984,727	—	—

Total common stocks	13,229,676	2,113,035	—

Convertible preferred stocks	—	89,248	—

Warrants	—	112,305	—

Short-term investments	963,589	—	—

Totals by level	$14,193,265	$2,314,588	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$16,779	$—

Totals by level	$—	$16,779	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

30	Global Dividend Fund

Statement of assets and liabilities 11/30/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $15,550,751)	$15,544,264
Affiliated issuers (identified cost $963,589) (Note 5)	963,589

Foreign currency (cost $8,176) (Note 1)	8,134

Dividends, interest and other receivables	52,167

Foreign tax reclaim	8,950

Receivable for shares of the fund sold	6,714

Receivable from Manager (Note 2)	16,797

Unrealized appreciation on forward currency contracts (Note 1)	127,224

Prepaid assets	13,315

Total assets	16,741,154

LIABILITIES

Payable to custodian	2,381

Payable for shares of the fund repurchased	3,675

Payable for custodian fees (Note 2)	5,900

Payable for investor servicing fees (Note 2)	5,277

Payable for Trustee compensation and expenses (Note 2)	191

Payable for administrative services (Note 2)	54

Payable for distribution fees (Note 2)	7,620

Payable for auditing and tax fees	32,059

Payable for reports to shareholders	12,283

Unrealized depreciation on forward currency contracts (Note 1)	110,445

Other accrued expenses	1,524

Total liabilities	181,409

Net assets	$16,559,745

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$16,585,056

Undistributed net investment income (Note 1)	119,438

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(153,492)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,743

Total — Representing net assets applicable to capital shares outstanding	$16,559,745

(Continued on next page)

Global Dividend Fund	31

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($10,225,463 divided by 951,077 shares)	$10.75

Offering price per class A share (100/94.25 of $10.75)*	$11.41

Net asset value and offering price per class B share ($511,877 divided by 47,868 shares)**	$10.69

Net asset value and offering price per class C share ($2,648,736 divided by 248,079 shares)**	$10.68

Net asset value and redemption price per class M share ($1,343,385 divided by 125,398 shares)	$10.71

Offering price per class M share (100/96.50 of $10.71)*	$11.10

Net asset value, offering price and redemption price per class Y share
($1,830,284 divided by 170,011 shares)	$10.77

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32	Global Dividend Fund

Statement of operations Year ended 11/30/15

INVESTMENT INCOME

Dividends (net of foreign tax of $26,980)	$616,535

Interest (including interest income of $667 from investments in affiliated issuers) (Note 5)	820

Securities lending (Note 1)	741

Total investment income	618,096

EXPENSES

Compensation of Manager (Note 2)	102,114

Investor servicing fees (Note 2)	30,192

Custodian fees (Note 2)	16,806

Trustee compensation and expenses (Note 2)	881

Distribution fees (Note 2)	62,557

Administrative services (Note 2)	409

Reports to shareholders	20,597

Auditing and tax fees	40,302

Blue sky expense	64,309

Other	3,618

Fees waived and reimbursed by Manager (Note 2)	(114,754)

Total expenses	227,031

Expense reduction (Note 2)	(25)

Net expenses	227,006

Net investment income	391,090

Net realized loss on investments (Notes 1 and 3)	(112,894)

Net realized gain on foreign currency transactions (Note 1)	61,811

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(9,398)

Net unrealized depreciation of investments during the year	(1,155,329)

Net loss on investments	(1,215,810)

Net decrease in net assets resulting from operations	$(824,720)

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund	33

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/15	Year ended 11/30/14

Operations:
Net investment income	$391,090	$421,872

Net realized gain (loss) on investments
and foreign currency transactions	(51,083)	446,794

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(1,164,727)	524,829

Net increase (decrease) in net assets resulting
from operations	(824,720)	1,393,495

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(237,123)	(317,457)

Class B	(6,763)	(3,523)

Class C	(38,434)	(23,325)

Class M	(12,310)	(4,502)

Class Y	(54,736)	(47,643)

Net realized short-term gain on investments

Class A	(283,379)	—

Class B	(8,158)	—

Class C	(54,730)	—

Class M	(11,932)	—

Class Y	(64,019)	—

From net realized long-term gain on investments
Class A	(105,309)	—

Class B	(3,213)	—

Class C	(21,186)	—

Class M	(4,912)	—

Class Y	(23,589)	—

Increase (decrease) from capital share transactions (Note 4)	(1,528,689)	8,704,798

Total increase (decrease) in net assets	(3,283,202)	9,701,843

NET ASSETS

Beginning of year	19,842,947	10,141,104

End of year (including undistributed net investment income
of $119,438 and $46,133, respectively)	$16,559,745	$19,842,947

The accompanying notes are an integral part of these financial statements.

34	Global Dividend Fund

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Global Dividend Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c,d]	(%)[d]	(%)

Class A
November 30, 2015	$11.81	.29	(.71)	(.42)	(.26)	(.38)	(.64)	$10.75	(3.71)	$10,225	1.28	2.58	38
November 30, 2014	11.10	.31	.71	1.02	(.31)	—	(.31)	11.81	9.28	14,015	1.33	2.67	96
November 30, 2013†	10.00	.23	.94	1.17	(.07)	—	(.07)	11.10	11.70*	9,269	.99*	2.13*	7*

Class B
November 30, 2015	$11.75	.21	(.71)	(.50)	(.18)	(.38)	(.56)	$10.69	(4.42)	$512	2.03	1.90	38
November 30, 2014	11.07	.20	.72	.92	(.24)	—	(.24)	11.75	8.38	321	2.08	1.71	96
November 30, 2013†	10.00	.15	.97	1.12	(.05)	—	(.05)	11.07	11.19*	82	1.52*	1.37*	7*

Class C
November 30, 2015	$11.73	.21	(.70)	(.49)	(.18)	(.38)	(.56)	$10.68	(4.34)	$2,649	2.03	1.85	38
November 30, 2014	11.05	.22	.70	.92	(.24)	—	(.24)	11.73	8.41	2,224	2.08	1.85	96
November 30, 2013†	10.00	.13	.98	1.11	(.06)	—	(.06)	11.05	11.13*	221	1.52*	1.23*	7*

Class M
November 30, 2015	$11.76	.24	(.71)	(.47)	(.20)	(.38)	(.58)	$10.71	(4.12)	$1,343	1.78	2.13	38
November 30, 2014	11.08	.22	.73	.95	(.27)	—	(.27)	11.76	8.64	438	1.83	1.82	96
November 30, 2013†	10.00	.18	.95	1.13	(.05)	—	(.05)	11.08	11.34*	66	1.34*	1.70*	7*

Class Y
November 30, 2015	$11.82	.31	(.70)	(.39)	(.28)	(.38)	(.66)	$10.77	(3.37)	$1,830	1.03	2.77	38
November 30, 2014	11.11	.33	.72	1.05	(.34)	—	(.34)	11.82	9.52	2,845	1.08	2.76	96
November 30, 2013†	10.00	.21	.98	1.19	(.08)	—	(.08)	11.11	11.92*	503	.81*	1.96*	7*

* Not annualized.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

November 30, 2015	0.72%

November 30, 2014	0.90

November 30, 2013	1.77

The accompanying notes are an integral part of these financial statements.

36	Global Dividend Fund	Global Dividend Fund	37

Notes to financial statements 11/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2014 through November 30, 2015.

Putnam Global Dividend Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks and other equity or convertible securities of large and midsize companies worldwide that pay or that Putnam Management expects to pay dividends, with a focus on value stocks that offer the potential for capital growth, current income, or both. The fund invests mainly in developed countries, but may invest in emerging markets. Value stocks are those that Putnam Management believes are currently undervalued by the market and that Putnam Management believes may produce attractive levels of dividend income. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally do not pay a contingent deferred sales charge and class M shares do not pay a contingent deferred sales charge. Prior to November 1, 2015, class M shares were able to pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

38	Global Dividend Fund

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent

Global Dividend Fund	39

amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $27,816 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade

40	Global Dividend Fund

settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $205,731 recognized during the period between November 1, 2015 and November 30, 2015 to its fiscal year ending November 30, 2016.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from late year loss deferrals, from a redesignation of taxable income and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $31,581 to increase undistributed net investment income, $174 to decrease paid-in capital and $31,407 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,682,738
Unrealized depreciation	(1,726,467)

Net unrealized depreciation	(43,729)
Undistributed ordinary income	142,096
Undistributed long-term gain	89,481
Undistributed short-term gain	—
Post-October capital loss deferral	(205,731)
Cost for federal income tax purposes	$16,551,582

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Global Dividend Fund	41

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class  A shares) and the annualized performance of the MSCI World Index (Net Dividends) over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.688% of the fund’s average net assets before a decrease of $7,979 (0.050% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2017, to the extent that the total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, any upward or downward adjustments to the fund’s base management fee and acquired fund fees and expenses) would not exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $114,754 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at

42	Global Dividend Fund

the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$18,757	Class M	1,665

Class B	894	Class Y	3,910

Class C	4,966	Total	$30,192

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $25 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $10, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$24,848	Class M	6,641

Class B	4,759	Total	$62,557

Class C	26,309

Global Dividend Fund	43

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,716 and $271 from the sale of class A and class M shares, respectively, and received $171 and $172 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$5,796,522	$8,177,576

U.S. government securities (Long-term)	—	—

Total	$5,796,522	$8,177,576

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/15		Year ended 11/30/14

Class A	Shares	Amount	Shares	Amount

Shares sold	344,517	$3,897,764	1,518,654	$17,852,436

Shares issued in connection with
reinvestment of distributions	54,979	614,504	19,358	227,063

	399,496	4,512,268	1,538,012	18,079,499

Shares repurchased	(635,601)	(7,194,632)	(1,185,634)	(14,181,675)

Net increase (decrease)	(236,105)	$(2,682,364)	352,378	$3,897,824

	Year ended 11/30/15		Year ended 11/30/14

Class B	Shares	Amount	Shares	Amount

Shares sold	24,504	$279,060	29,409	$342,940

Shares issued in connection with
reinvestment of distributions	1,628	18,134	302	3,505

	26,132	297,194	29,711	346,445

Shares repurchased	(5,564)	(60,880)	(9,807)	(112,622)

Net increase	20,568	$236,314	19,904	$233,823

	Year ended 11/30/15		Year ended 11/30/14

Class C	Shares	Amount	Shares	Amount

Shares sold	116,755	$1,338,827	177,747	$2,021,244

Shares issued in connection with
reinvestment of distributions	10,285	114,350	2,000	23,325

	127,040	1,453,177	179,747	2,044,569

Shares repurchased	(68,576)	(740,738)	(10,131)	(116,818)

Net increase	58,464	$712,439	169,616	$1,927,751

44	Global Dividend Fund

	Year ended 11/30/15		Year ended 11/30/14

Class M	Shares	Amount	Shares	Amount

Shares sold	89,761	$1,013,997	45,355	$539,534

Shares issued in connection with
reinvestment of distributions	2,628	29,154	362	4,233

	92,389	1,043,151	45,717	543,767

Shares repurchased	(4,259)	(47,081)	(14,444)	(168,742)

Net increase	88,130	$996,070	31,273	$375,025

	Year ended 11/30/15		Year ended 11/30/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	43,472	$495,109	247,760	$2,880,485

Shares issued in connection with
reinvestment of distributions	12,686	142,017	4,050	47,609

	56,158	637,126	251,810	2,928,094

Shares repurchased	(126,836)	(1,428,274)	(56,394)	(657,719)

Net increase (decrease)	(70,678)	$(791,148)	195,416	$2,270,375

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$715,609	$6,211,224	$5,963,244	$667	$963,589

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$6,300,000

Warrants (number of warrants)	18,000

Global Dividend Fund	45

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$127,224	Payables	$110,445

Equity contracts	Investments	112,305	Payables	—

Total		$239,529		$110,445

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$64,024	$64,024

Total	$64,024	$64,024

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$ —	$(9,789)	$(9,789)

Equity contracts	(35,144)	—	$(35,144)

Total	$(35,144)	$(9,789)	$(44,933)

46	Global Dividend Fund

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Global Dividend Fund	47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$9,345	$281	$5,039	$12,115	$36,647	$17,967	$13,091	$11,304	$5,921	$11,174	$4,340	$127,224

Total Assets	$9,345	$281	$5,039	$12,115	$36,647	$17,967	$13,091	$11,304	$5,921	$11,174	$4,340	$127,224

Liabilities:

Forward currency contracts#	$11,168	$13,139	$12,045	$13,875	$—	$13,689	$11,815	$8,910	$8,501	$11,538	$5,765	$110,445

Total Liabilities	$11,168	$13,139	$12,045	$13,875	$—	$13,689	$11,815	$8,910	$8,501	$11,538	$5,765	$110,445

Total Financial and Derivative Net Assets	$(1,823)	$(12,858)	$(7,006)	$(1,760)	$36,647	$4,278	$1,276	$2,394	$(2,580)	$(364)	$(1,425)	$16,779

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(1,823)	$(12,858)	$(7,006)	$(1,760)	$36,647	$4,278	$1,276	$2,394	$(2,580)	$(364)	$(1,425)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $98,429 as a capital gain dividend with respect to the taxable year ended November 30, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 49.03% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

48	Global Dividend Fund	Global Dividend Fund	49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

50	Global Dividend Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Dividend Fund	51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52	Global Dividend Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Independent Registered	Robert T. Burns
Putnam Investment	Public Accounting Firm	Vice President and
Management, LLC	KPMG LLP	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Trustees	Robert R. Leveille
	Jameson A. Baxter, Chair	Vice President and
Investment Sub-Manager	Liaquat Ahamed	Chief Compliance Officer
Putnam Investments Limited	Ravi Akhoury
57–59 St James’s Street	Barbara M. Baumann	Michael J. Higgins
London, England SW1A 1LD	Robert J. Darretta	Vice President, Treasurer,
	Katinka Domotorffy	and Clerk
Investment Sub-Advisor	John A. Hill
The Putnam Advisory	Paul L. Joskow	Janet C. Smith
Company, LLC	Kenneth R. Leibler	Vice President,
One Post Office Square	Robert E. Patterson	Principal Accounting Officer,
Boston, MA 02109	George Putnam, III	and Assistant Treasurer
Robert L. Reynolds
Marketing Services	W. Thomas Stephens	Susan G. Malloy
Putnam Retail Management		Vice President and
One Post Office Square	Officers	Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	President	James P. Pappas
Custodian		Vice President
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Legal Counsel	Compliance Liaison	BSA Compliance Officer
Ropes & Gray LLP
	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Dividend Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

AN121
298216 1/16

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2015	$34,610	$ —	$3,600	$ —
November 30, 2014	$33,507	$ —	$3,500	$ —

For the fiscal years ended November 30, 2015 and November 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,600 and $3,500 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2015	$ —	$ —	$ —	$ —

November 30, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 27, 2016